UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 24, 2012

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2012, Home Federal Bancorp, Inc. (“Company”), the holding company for Home Federal Bank, issued its earnings release for the quarter ended December 31, 2011.  A copy of the earnings release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

(b)  On January 24, 2012, the Company’s Board of Directors determined to change the Company’s fiscal year end from September 30 to December 31.  This change will go into effect immediately and the Company will file a Form 10-QT for the period ended December 31, 2011.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on Tuesday, January 24, 2012, in Meridian, Idaho.  The results of the vote for the four items presented at the meeting were as follows:

1.	Election of Directors:
Stockholders elected the following nominees to the Board of Directors for a three-year term ending 2015 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Daniel L. Stevens	13,735,571	95.7%	612,909	4.3%	1,140,556	N/A
Richard J. Navarro	13,636,513	95.0	711,967	5.0	1,140,556	N/A
Brad J. Little	13,686,484	95.4	661,996	4.6	1,140,556	N/A

The following directors, who were not up for re-election at the Annual Meeting of Stockholders, will continue to serve as directors:  James R. Stamey, Robert A. Tinstman, N. Charles Hedemark and Len E. Williams.

2.	Advisory (Non-Binding) Vote on Executive Compensation:
Stockholders approved the executive compensation by the following vote:

	Number of Votes	Percentage
For	14,012,093	97.6%
Against	311,772	2.2
Abstain	24,615	0.2
Broker Non-Vote	1,140,556	N/A

3.	Advisory (Non-Binding) Vote on the Frequency of Future Advisory Votes on Executive Compensation:
Stockholders approved an advisory vote on executive compensation to be held annually by the following vote:

	Number of Votes	Percentage
One Year	11,752,631	81.9%
Two Years	50,958	0.4
Three Years	2,507,828	17.4
Abstain	37,063	0.3
Broker Non-Vote	1,140,556	N/A

4.	Ratification of Appointment of Independent Registered Public Accounting Firm:
Stockholders ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year by the following vote:

	Number of Votes	Percentage
For	15,393,648	99.4%
Against	20,672	0.1
Abstain	74,716	0.5

The Company posted its annual meeting presentation on the Company’s website, www.myhomefed.com/ir.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

99.1	Press release of Home Federal Bancorp, Inc. dated January 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: January 27, 2012	By: /s/Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial Officer